UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2012

InterDigital, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-33579	23-1882087
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

781 Third Avenue, King of Prussia, Pennsylvania		19406-1409
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-878-7800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On January 23, 2012, InterDigital, Inc. (the "Company") issued a press release announcing its preliminary results of operations and financial condition for the fourth quarter ended December 31, 2011.

A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The Company previously announced on July 19, 2011 that its Board of Directors initiated a process to explore and evaluate potential strategic alternatives for the Company. On January 23, 2012, the Company issued a press release announcing that its Board of Directors concluded this process.

A copy of such press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the information in Item 2.02 and this Item 7.01, and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 InterDigital, Inc. press release, dated January 23, 2012, announcing preliminary financial results for fourth quarter ended December 31, 2011.

99.2 InterDigital, Inc. press release, dated January 23, 2012, announcing conclusion of strategic alternatives review process.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterDigital, Inc.

January 23, 2012	By:	/s/ Jannie K. Lau

Name: Jannie K. Lau
Title: Deputy General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	InterDigital, Inc. press release, dated January 23, 2012, announcing preliminary financial results for fourth quarter ended December 31, 2011.
99.2	InterDigital, Inc. press release, dated January 23, 2012, announcing conclusion of strategic alternatives review process.